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                                                                  EXHIBIT 10.153

                            INDEMNIFICATION AGREEMENT

                  This Indemnification Agreement ("Agreement") is made as of this 24th day of February, 1999 by and between INSURANCE AUTO AUCTIONS, INC., an Illinois corporation (the "Company"), and ___________________ ("Indemnitee").

                  WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and/or directors of the Company and to indemnify its officers and/or directors so as to provide them with the maximum protection permitted by law;

                  NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

                  1.       Indemnification.

                           (a)      Third Party  Proceedings.  The Company
shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good
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faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                           (b)      Proceedings  by or in the Right of the
Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, judgments, fines and amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in, or not opposed to, the best interest of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification and then only to the extent that the court shall determine.

                           (c)      Mandatory  Payment of  Expenses.  To the
extent that Indemnitee has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this Section 1 or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

                  2. Agreement to Serve. Indemnitee agrees to continue to serve in his capacity as a director, officer, employee or agent of the Company (or at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint

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venture, trust or other enterprise), at the will of the Company (or under separate agreement, if such exists) so long as Indemnitee is duly designated, appointed or elected and in accordance with the applicable provisions of the Company (or such other enterprise) or until Indemnitee tenders his resignation in writing. Nothing in this Agreement is intended to create in Indemnitee any right to continue to act as an agent of the Company, to serve as an officer and/or director of the Company or to be employed by the Company.

                  3.       Expenses; Indemnification Procedure.

                           (a)      Advancement of Expenses.  The Company shall
advance all expenses incurred by Indemnitee in defending any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof (including expenses incurred in investigating or appealing any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized under Illinois law. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a proper written request therefor by Indemnitee to the Company.

                           (b)      Notice/Cooperation  by Indemnitee.
Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received five business days after the date postmarked if sent by domestic certified or registered mail properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

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                           (c) Procedure. Any indemnification provided for in
Section 1 shall be made no later than forty-five (45) days after receipt by the Company of a proper written request therefor from Indemnitee; provided, however, that no such indemnification (unless ordered by a court) shall be made unless and until authorized in each specific case, upon a determination that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1 hereof. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding in connection with which indemnification is sought, or (ii) if such quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the shareholders. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a proper written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the reasonable expenses (including attorneys' fees) of bringing such action. In any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition), the Company shall have the burden of proving that Indemnitee has not met the standards of conduct which make it permissible for the Company to indemnify Indemnitee for the amount claimed. Notwithstanding the absence of a determination that indemnification is proper in the circumstances, Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until it may be finally adjudicated by court order or judgment, from which no further right of appeal exists, that Indemnitee has not met the standards of conduct which make it permissible for the Company to indemnify the Indemnitee for the amount claimed. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall

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be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                           (d) Notice to Insurers. If, at the time of the
occurrence of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                           (e) Selection of Counsel. In the event the Company
shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, whose approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fee of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ his own counsel in any such proceeding at Indemnitee's expense; however, if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee and the Company shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the

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conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

                  4. Additional Indemnification Rights;  Nonexclusivity.

                     (a) Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law. In the event of any change in any applicable law, statute or rule which expands the right of an Illinois corporation to indemnify a member of its board of directors, an officer, employee or agent, such changes shall be incorporated into and applied to this Agreement and to the parties' rights and obligations hereunder notwithstanding that such expanded indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation or the Company's Bylaws. In the event of any change in any applicable law, statute or rule which narrows the right of an Illinois corporation to indemnify a member of its board of directors, an officer, employee or agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                     (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any majority-in-interest vote of shareholders or disinterested Directors, the Illinois Business Corporation Act of 1983, as amended, or otherwise, both as to action in Indemnitee's official capacity or position and as to action in another capacity or position while holding such office or other position. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

                  5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses,

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judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

                  6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

                  7. Officer and Director Liability Insurance. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's employees or agents, if Indemnitee is not an officer or director but is an employee or agent. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance.

                  8. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this

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Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

                  9. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                      (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.

                      (b) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

                      (c) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.

                      (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of

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securities in violation of Section 16(b) of the Securities Exchange Act of 1934,
as amended, or any similar successor statute.

                  10. Construction of Certain Phrases.
                      (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the Company, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee was a director, officer, employee or agent of such merging corporation, or was serving at the request of such merging corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the surviving corporation as Indemnitee would have with respect to such merging corporation if its separate existence had continued.

                      (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interest of the Company" as referred to in this Agreement.

                  11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

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                  12. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

                  13. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.
                  14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the fifth business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

                  15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Illinois for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Illinois located in Cook County.

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                  16.      Choice of Law. This Agreement  shall be governed by
and its provisions construed in accordance with the laws of the State of Illinois, as applied to contracts between Illinois residents entered into and to be performed entirely within Illinois.

                  17. Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. All prior negotiations, agreements and understandings between the parties with respect thereto are superseded hereby. This Agreement may not be modified or amended except by mutual agreement in an instrument in writing signed by or on behalf of each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  INSURANCE AUTO AUCTIONS, INC.

                                  By:
                                      --------------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                                  Address: Insurance Auto Auctions, Inc.
                                           850 East Algonquin Road, Suite 100
                                           Schaumburg, IL  60173


AGREED TO AND ACCEPTED:

INDEMNITEE:


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Address:      850 East Algonquin Road
              Suite 100
              Schaumburg, IL  60173

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